AMENDMENT TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT THIS AMENDMENT TO THE AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into effective as of September 10th, 2019 (the “Effective Date”), by and among Salarius Pharmaceuticals, LLC, a Delaware limited liability company (the “Private Salarius”), Salarius Pharmaceuticals, Inc. (f/k/a Flex Pharma, Inc.), a Delaware corporation (the “Company”), and David J. Arthur (the “Executive”), an individual residing at the address set forth on the signature page below. RECITALS WHEREAS, Private Salarius and the Executive previously entered into an Amended and Restated Executive Employment Agreement on February 5, 2019 and effective as of December 15, 2018 (the “Amended and Restated Agreement”); WHEREAS, Section 14 of the Amended and Restated Agreement provides that the Amended and Restated Agreement shall be binding on and inure to the benefit of Private Salarius and its successors and assigns, and Private Salarius desires to assign the Amended and Restated Agreement to the Company; WHEREAS, Section 17 of the Amended and Restated Agreement permits the parties to amend or modify its terms by a mutually executed writing; and WHEREAS, the parties desire to amend the Amended and Restated Agreement as set forth herein. NOW, THEREFORE, the parties agree as follows: 1. Effective as of July 19, 2019, (a) Private Salarius assigns its rights and obligations under the Amended and Restated Agreement to the Company, and the Company accepts such assignment and (b) each reference to the “Company” in the Amended and Restated Agreement shall refer to the Company. 2. Except to the extent amended hereby, the Amended and Restated Agreement, and all of its terms and provisions, are hereby ratified and confirmed in all respects, and shall remain in full force and effect. 3. This Amendment may be executed in any number of counterparts, by facsimile if necessary, each of which shall be an original, but all of which together shall constitute one instrument. [Signature Page Follows] 1

IN WITNESS WHEREOF, the undersigned have executed this Amendment to be effective as of the Effective Date. PRIVATE SALARIUS: SALARIUS PHARMACEUTICALS, LLC By: /s/ David J. Arthur David J. Arthur Chief Executive Officer COMPANY: SALARIUS PHARMACEUTICALS, INC. By: /s/ David J. Arthur David J. Arthur Chief Executive Officer Company Address: 2450 Holcombe Blvd. East Suite J-608 Houston, Texas 77021 EXECUTIVE: /s/ David J. Arthur David J. Arthur Address: 2